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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                            Date of Report:  June 23, 1998
                          (Date of earliest event reported)


                                  UNITED HOMES, INC.
                (Exact name of registrant as specified in the charter)

     Illinois                         0-23347                  36-3978181
(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                     Identification No.)

                                    2100 Golf Road
                           Rolling Meadows, Illinois  60008
                       (Address of Principal Executive Offices)

                                    (847) 427-2450
                  Registrant's telephone number including area code)

                                         N/A

            (Former name or former address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 23, 1998, United Homes, Inc. (the "Registrant") was advised by Ernst & Young L.L.P. that it was resigning as the Registrant's independent accountant. Ernst & Young had been engaged as the Registrant's independent accountant to audit its financial statements as of September 30, 1997 and 1996 and for each of the three years ended September 30, 1997, 1996 and 1995. Ernst & Young's reports on these financial statements did not contain an adverse opinion or a disclaimer of opinion nor were these reports qualified or modified as to uncertainty, audit scope or accounting principles. At no time during Ernst & Young's engagement as the Registrant's independent accountant were there any disagreements on any matter of accounting principles or practices, financial statements, disclosure or auditing procedures. The Registrant has requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 25, 1998, is Exhibit No. 16 to this report and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of businesses acquired.

          N/A

     (b)  Pro Forma Financial Information.

          N/A

     (c)  Exhibits

          16 Letter from Ernst & Young regarding change in certifying accountant.


                                     1



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED HOMES, INC.


Dated:    June 23, 1998              By:  /s/  William J. Crock, Jr.
                                          ---------------------------------

                                          Its:  Executive Vice President and
                                                Chief Financial Officer